Exhibit 99.1

[TUMBLEWEED GRAPHIC OMITTED]

                                                                     Contacts:
                                                           Press: James Hannon
                                                                     Atomic PR
                                                                  415.402.0230
                                                            james@atomicpr.com
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                                                        Investors: Todd Kehrli
                                                                     MKR Group
                                                                  818.556.3700
                                                            todd@mkr-group.com
                                                            ------------------

FOR IMMEDIATE RELEASE

               Tumbleweed Names Craig Brennan President and CEO

 Software Industry Veteran Will Focus on Customers, Revenue Growth and Shareholder Value

Redwood City, CA - July 5, 2005 - Tumbleweed(R) Communications Corp. (NASDAQ:TMWD), a leading provider of email security, file transfer security, and identity validation software and appliances, today announced that its Board of Directors has unanimously named Craig D. Brennan as president and chief executive officer, effective immediately. Brennan has also been elected to serve as Chairman of the Board of Directors. Brennan succeeds Jeffrey C. Smith, who steps down as president, CEO and Chairman. Smith will remain on the board and serve as a special advisor to the new CEO.

"I'm very pleased that Craig Brennan has agreed to join Tumbleweed as its new CEO." said Deborah D. Rieman, a Tumbleweed Board Member. "We believe our market is entering a high-growth phase, so in our search we were looking for a leader with demonstrated success in building competitive, growth-oriented business organizations. Craig is that leader."

Brennan brings two decades of experience in the enterprise software arena to his new position. Most recently, Brennan served as president and CEO of Brio Software Inc., a $100+ million publicly traded enterprise software company. While at Brio, Brennan led a company-wide transformation. He returned the company to profitable growth, resulting in the best overall operating performance for the company. Prior to Brio, Brennan held leadership positions at Oracle Corporation, where he served as senior vice president of the Customer Relationship Management Group, and Deloitte Consulting, where he built and led the Siebel-CRM practice. Brennan earned an MBA from Northwestern University's Kellogg School of Management, and a BA from the University of Michigan.

"Tumbleweed is the gold standard in the messaging security industry, consistently delivering powerful products for trusted business communication," said Brennan. "I am excited to be joining a company so rich in technology and industry leading products, and I look forward to working with this outstanding team to accelerate Tumbleweed's growth and long-term profitability."

In January this year, Smith, who co-founded Tumbleweed and has served as CEO since 1993, announced that he would step down as the company's president and chief executive when a successor was appointed. He will continue to serve on the Board of Directors, and will act as an advisor to the incoming CEO.

Christopher H. Greendale, a Tumbleweed Board Member, said, "The Board wants to thank Jeff Smith for his commitment, leadership and innovation as Tumbleweed's CEO for the past twelve years. His early vision of email as the strategic B2B platform for conducting business transactions was dead-on, and the resulting solutions provided by Tumbleweed have helped shape how organizations do business over the Internet."

"I'm thrilled to have someone of Craig's experience and ability to lead the company to the next phase," said Smith. "Since announcing my decision to step down as CEO, I've been committed to ensuring that we find a new CEO who has just the right combination of experience, acumen and leadership. With Craig's appointment, I'm confident that Tumbleweed is in very capable hands."

Conference Call Today at 2:00PM PDT

Tumbleweed management will host a conference call today at 2:00 PM PDT (5:00 PM EDT) to discuss the appointment of Tumbleweed's new CEO. The call can be accessed in the U.S. by dialing 800-219-6110 and giving the company name, "Tumbleweed." Participants are asked to call the number approximately 10 minutes before the conference call begins. To listen to a live Webcast of the call, simply log onto the Web at either of the following addresses and click on the conference call icon: http://www.tumbleweed.com on the Investor Relations page or http://www.mkr-group.com under Featured Events.

A replay of the conference call will be available two hours after the call for the following five business days by dialing 800-405-2236 and entering the following pass code: 11034279#. Also, an instant replay of the conference call will be available over the Internet at http://www.tumbleweed.com in the Investor Relations area of the site or by going to http://www.mkr-group.com.

About Tumbleweed Communications Corp.

Tumbleweed provides security software and appliances for email protection, file transfers, and identity validation that allow organizations to safely conduct business over the Internet. Tumbleweed offers these solutions in three comprehensive product suites: MailGate, SecureTransport, and Validation Authority. MailGate provides protection against spam, viruses, and attacks, and enables policy-based message filtering, encryption, and routing. SecureTransport enables business to safely exchange large files and transactions without proprietary software. The Validation Authority is the world-leading solution for determining the validity of digital certificates. Tumbleweed's enterprise and government customers include ABN Amro, Bank of America Securities, Catholic Healthcare West, JP Morgan Chase & Co., The Regence Group (Blue Cross/Blue Shield), St. Luke's Episcopal Healthcare System, the US Food and Drug Administration, the US Department of Defense, and all four branches of the US Armed Forces. Tumbleweed was founded in 1993 and is headquartered in Redwood City, Calif. For additional information about Tumbleweed go to www.tumbleweed.com or call 650-216-2000.

SAFE HARBOR STATEMENT

Tumbleweed cautions that forward-looking statements contained in this press release are based on plans and expectations as of the date of the press release, and that a number of factors could cause the actual results to differ materially from the guidance given at this time. These factors are described in the Safe Harbor statement below.

Except for the historical information contained herein, the matters discussed in this press release may constitute forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected, particularly with respect to Tumbleweed's management, growth and profitability. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. For further cautions about the risks of investing in Tumbleweed, we refer you to the documents Tumbleweed files from time to time with the Securities and Exchange Commission, particularly Tumbleweed's Form 10-K filed March 16, 2005 and Form 10-Q filed May 10, 2005.

Tumbleweed assumes no obligation to update information contained in this press release, which represents the Company's expectations only as of the date of this release and should not be viewed as a statement about the Company's expectations after such date. Although this release may remain available on the Company's website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

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